EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2018 (the ‘Report’) by Sequential Brands Group, Inc. (‘Registrant’), the undersigned hereby certify that, to the best of their knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 14, 2019	/s/ Karen Murray
Karen Murray
Chief Executive Officer (Principal Executive Officer)

Date: March 14, 2019	/s/ Peter Lops
Peter Lops
Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Sequential Brands Group, Inc. and will be retained by Sequential Brands Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.